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                                                                  EXHIBIT 10.04

                          AGREEMENT OF AMENDMENT NO. 3


         THIS AGREEMENT OF AMENDMENT NO. 3 (this "Amendment") is made as of the ______ day of July, 2000, among GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS ("GE Capital"), GMAC COMMERCIAL MORTGAGE CORPORATION ("GMAC CMC"), and ALADDIN GAMING, LLC ("Aladdin Gaming").

         GE Capital and Aladdin Gaming have heretofore executed that certain Facilities Agreement dated as of June 26, 1998, as amended (the "Facilities Agreement"), and pursuant thereto that certain Master Lease Agreement dated as of June 26, 1998, as amended (the "Lease Agreement"; and together with the Facilities Agreement being sometimes hereinafter collectively referred to as the "Agreements"). Capitalized terms used herein without definition shall have the meaning given them in the Agreements.

         GE Capital has heretofore assigned to GMAC CMC certain of its right, title, interest and obligations pursuant to the Agreements.

         The parties desire to further amend the Facilities Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties agree as follows:

         SECTION 1.   AMENDMENTS TO FACILITIES AGREEMENT.  The
Facilities Agreement is amended as follows:

                 Section 1.1. Notwithstanding anything to the contrary set forth in the introductory language of Section 11(d), for purposes of clause
(1), clause (2), clause (4), and clause (5) of said Section, FQ1 shall commence with the close of the Fiscal Quarter in which December 31, 2000 occurs and the references in each of said clauses to the Conversion Date shall be deleted and deemed to be December 31, 2000. The introductory language in Section 11(d) shall continue to apply to clause (3) of said Section.

         SECTION 2.   CONSENT TO AMENDMENTS AND CONFIRMATION.

                 Section 2.1. GE Capital and GMAC CMC hereby consent to the amendments of the Senior Credit Agreement specified in Article III of that certain Fourth Amendment to Senior Credit Agreement dated as of the date hereof (the "Fourth Amendment"), by and among Aladdin Gaming, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia, as Administrative Agent for the Lenders (the "Administrative Agent"), Merrill Lynch Capital Corporation, as Syndication Agent for the Lenders, and CIBC Oppenheimer Corp., as Documentation Agent for the Lenders.

                 Section 2.2. GE Capital and GMAC CMC hereby confirm and agree that, upon delivery to the Project of the Gaming Equipment and the Specified Equipment listed on Schedule A attached hereto, the Capitalized Lessor's Cost of such Specified Equipment and the aggregate acquisition cost of such Gaming Equipment (which, in the aggregate, shall be no less than $37,742,620.04) shall be funded in full under the Agreements on or before September 30, 2000 (of which no less than $30,000,000.00 shall be funded on or before August 30, 2000, with the balance being funded on or before September 30, 2000), subject to and in accordance with the terms of the Agreements.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall be and become effective on the date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied.

                 Section 3.1. EXECUTION OF DOCUMENTS. GE Capital and GMAC CMC shall have received counterparts of (i) this Amendment executed by Authorized Representatives of Aladdin Gaming, the Administrative Agent, GE Capital and GMAC CMC; (ii) the Fourth Amendment executed by Authorized Representatives of the parties thereto; (iii) the Ratification and Reaffirmation (as defined in the Senior Credit Agreement) of each of the parties thereto; (iv) a certificate from the Architect that the design of the Main Project and the Parking Garage is complete (subject to such variations approved by GE Capital and GMAC CAC in their sole discretion), such design

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has been approved by all Governmental Authorities having jurisdiction over the Main Project and that all temporary certificates of occupancy for zones listed on Schedule B hereto have been issued by the date for such temporary certificate of occupancy listed on said schedule; (v) a certified copy of each of the Contracts listed on Schedule C hereto together with a continuation agreement from the Contractor thereunder in form and content satisfactory to GE Capital and GMAC CMC in their sole discretion; (vi) a general release substantially in the form of the release set forth in Section
4.7 of this Amendment in favor of GE Capital, GMAC CAC and Credit Suisse First Boston Mortgage Capital, LLC (collectively, the "Financing Parties") from each of the Aladdin Parties, the London Clubs Parties and all other Persons as required by GE Capital and GMAC CAC through the Effective Date of this Amendment; and (vii) delivery of such other items required by GE Capital and GMAC CMC.

                  Section 3.2. INCUMBENCY, ETC. GE Capital and GMAC CMC shall have received a certificate, dated as of the date of this Amendment, of an Authorized Representative of

                  (i) Aladdin Gaming certifying:

                           (x) as to the incumbency and signatures of the Person
                  or Persons authorized to execute and deliver this Amendment and any instruments or agreements required hereunder,

                           (y) as to an attached copy of one or more resolutions
                  or other authorizations of the manager of Aladdin Gaming certified by the Authorized Representative of such manager as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and any instruments or agreements required hereunder, and

                           (z) that the Organizational Documents of Aladdin
                  Gaming have not been modified other than by the letter agreement dated December 10, 1999, a true, correct and complete copy of which shall have been delivered to GE Capital and GMAC CMC,

                  (ii) each signatory to the Ratification and Reaffirmation certifying:

                           (x) as to the incumbency and signatures of the Person
                  or Persons authorized to execute and deliver the Ratification and Reaffirmation on behalf of such signatory,

                           (y) as to an attached copy of one or more resolutions
                  or other authorizations of (A) the Board of Directors certified by the Authorized Representative of such signatory, or (B) the manager of each signatory certified by the Authorized Representative of such manager, as applicable, each as being in full force and effect on the date hereof, authoring the execution, delivery and performance of the Ratification and Reaffirmation, and

                           (z) that the Organizational Documents of such
                  signatory have not been modified since the date on which they were last delivered to GE Capital and GMAC CMC,

upon which certificates the Financing Parties may conclusively rely until they shall have received a further certificate of an Authorized
Representative of Aladdin Gaming canceling or amending such prior certificate.

                  Section 3.3. FEES. All reasonable fees and costs and expenses of Ober, Kaler, Grimes & Shriver and other professionals employed by the Financing Parties and all other reasonable expenses of the Financing Parties in connection with the negotiation, execution and delivery of this Amendment and the transactions contemplated herein shall have been paid in full.

                  Section 3.4. SATISFACTORY LEGAL FORM. Each Financing Party and its counsel shall have received all information, approvals, opinions, documents or instruments as each Financing Party or its counsel may have reasonably requested, and all documents executed or submitted pursuant hereto by or on behalf of Aladdin Gaming shall be satisfactory in form and substance to each Financing Party and its counsel.

                  Section 3.5. DEFAULT. After giving effect to this Amendment and the Fourth Amendment the following statements shall be true and correct:
(i) to the best knowledge of Aladdin Gaming, no act or condition exists which, with the giving of notice or passage of time would constitute a "DEFAULT" or "EVENT OF DEFAULT" (as

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defined in the Senior Credit Agreement, the Discount Note Indenture, or in the
Agreements) has occurred and is continuing as of the date hereof, and (ii) no material adverse change in (A) the financial condition, business, property, prospects or ability of Aladdin Gaming to perform in all material respects its obligations under any Operative Document, or (B) the financial condition, business, property, prospects and ability of the Design/Builder, Fluor or the Contractors to perform in all material respects their respective obligations under any Operative Document to which it is a party has occurred since the Closing Date.

                  Section 3.6. CONSENTS AND APPROVALS. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Instrumentality or another Person, or by or from any trustee (including, without limitation, the Financing Parties and the Administrative Agent for itself and on behalf of the Lenders and the Discount
Note Indenture Trustee) or holder of any indebtedness or obligation of Aladdin Gaming, that are necessary or, in the reasonable opinion of GE Capital and GMAC CMC, advisable in connection with the execution, delivery and performance of this Amendment by all parties hereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be in form and substance satisfactory to GE Capital and GMAC CMC.

                  Section 3.7. DELIVERY OF AMENDMENT. Aladdin Gaming shall have delivered this Amendment to all Persons entitled under the Operative Documents to receive delivery hereof.

                  Section 3.8. OPINIONS. GE Capital and GMAC CMC shall have received such opinions of counsel as it deems necessary, dated as of the date of this Amendment and addressed to the Financing Parties, which shall be in form and substance satisfactory to the Financing Parties.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce each Financing Party to enter into this Amendment, Aladdin Gaming hereby reaffirms, as of the Effective Date, its representations and warranties contained in Section 8 of the Facilities Agreement and additionally represents and warrants unto each Financing Party as set forth in this
Section 4.

                  Section 4.1. MATTERS PERTAINING TO THE FACILITIES AGREEMENT AND THE DISCOUNT NOTE INDENTURE.

                  (a) Aladdin Gaming has performed all of its obligations under the Senior Credit Agreement and the Discount Note Indenture.

                  (b) After giving effect to this Amendment and the Fourth Amendment and the performance by Aladdin Gaming of its obligation to keep the Main Project Budget In Balance, no "DEFAULT" or "EVENT OF DEFAULT" exists under the Senior Credit Agreement or the Agreements (without giving effect to the Intercreditor Agreement) or the Discount Note Indenture.

                  Section 4.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by Aladdin Gaming of this Amendment and each other document executed or to be executed by it in connection with this Amendment are within Aladdin Gaming's powers, have been duly authorized by all necessary action, and do not:

                  (a)  contravene Aladdin Gaming's Organizational Documents;

                  (b) contravene any contractual restriction binding on or affecting any of the Aladdin Parties and/or the London Clubs Parties;

                  (c) contravene any court decree or order or Legal Requirement binding on or affecting any of the Aladdin Parties and/or the London Clubs Parties; or

                  (d) result in, or require the creation or imposition of, any Lien on any property of Aladdin Gaming, any of the other Aladdin Parties, any other Person which executes and delivers documents with respect to this Amendment in favor of the Financing Parties except as expressly permitted by the Operative Documents, the Senior Credit Agreement, the Discount Note Indenture and other Instruments binding on

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         such Persons, as the case may be,

and the Financing Parties may conclusively rely on such representations and warranties.

                  Section 4.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by Aladdin Gaming or any other Person of this Amendment or any other document to be executed by it in connection with this Amendment.

                  Section 4.4. VALIDITY, ETC. This Amendment constitutes, and each other document executed by Aladdin Gaming in connection with this Amendment, on the due execution and delivery thereof, will constitute, the legal, valid and binding obligations of Aladdin Gaming enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and by general principles of equity.

                  Section 4.5. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Agreements, any Operative Document, or other Instrument referred to therein or herein, or of any transaction or further or future action on the part of Aladdin Gaming or any other Person which would require the consent of the Financing Parties, the Administrative Agent, the Lenders, GECC or the Discount Note Indenture Trustee.

                  Section 4.6. OFFSETS AND DEFENSES. Aladdin Gaming has no offsets or defenses to its obligations under the Operative Documents or the documents evidencing and securing the FF&E Financing and no claims or counterclaims against any of the Financing Parties, the Administrative Agent, the Lenders or the Construction Consultant.

                  Section 4.7. RELEASE BY ALADDIN GAMING. (a) As an inducement to GE Capital and GMAC CMC to enter into this Agreement, Aladdin Gaming hereby releases and discharges the Financing Parties and their respective successors and assigns, and all officers, directors, employees, agents, representatives, insurers and attorneys of each of them from all actions, counterclaims, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law, admiralty or equity, which against the Financing Parties and/or their successors and assigns Aladdin Gaming ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release (the "Released Claims").

                  (b) In order to induce the Financing Parties to accept the release set forth herein, Aladdin Gaming represents that:

                           (i) such release constitutes a legal, valid and
                  binding obligation of Aladdin Gaming, enforceable against it in accordance with its terms. The execution and delivery of, and the performance and compliance by Aladdin Gaming with such release will not conflict with, or constitute on the part of Aladdin Gaming a violation or breach of, or a default under, and will not require any authorization, consent, approval or other action by, or any notice to, or filing with any court or administrative body or any Person pursuant to, any mortgage, deed of trust, loan agreement, trust agreement or other agreement or instrument to which Aladdin Gaming or any of its property is subject or any laws and other governmental requirements; and

                           (ii) Aladdin Gaming (A) has not sold, transferred,
                  conveyed, abandoned or otherwise disposed of any of the Released Claims, whether or not known, suspected or claimed that Aladdin Gaming has, had or may have, against the Financing Parties and/or any their successors, predecessors (including, without limitation, all predecessors by virtue of merger) and assigns, as the case may be, and (B) has sought the advice of counsel with respect to the execution and

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                  delivery of this Amendment and Aladdin Gaming understands the legal implications with respect to the release set forth herein and the other documents executed by Aladdin Gaming in connection herewith.

                  (c) Aladdin Gaming hereby acknowledges that it may hereafter discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter of the release set forth herein, but that it is Aladdin Gaming's intention to, and it does, hereby fully, finally and forever settle the Released Claims; in furtherance of such intention, Aladdin Gaming acknowledges that the release set forth herein shall be and remain in effect as a full and complete release, notwithstanding the subsequent discovery or existence of any such additional or different facts.

         SECTION 5.        MISCELLANEOUS.

                  Section 5.1. RATIFICATION OF AND REFERENCES TO THE AGREEMENT. This Amendment shall be deemed to be an amendment to the Agreements, and the Agreements, as amended by this Amendment, shall continue in full force and effect and are hereby ratified, approved and confirmed in each and every respect. All references to the Agreements in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Agreements, as amended by this Amendment.

                  Section 5.2. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

                  Section 5.3. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

                  Section 5.4. CROSS-REFERENCES. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

                  Section 5.5. OPERATIVE DOCUMENT. This Amendment is an Operative Document executed pursuant to the Facilities Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Facilities Agreement.

                  Section 5.6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 5.7. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

                  Section 5.8. RESERVATION OF RIGHTS. Aladdin Gaming agrees that neither this Amendment nor the making of any Funding and GE Capital and GMAC CMC's consent thereto either before or after the date hereof shall constitute (w) an approval of all or any portion of any request for Funding,
(x) a waiver or forbearance by GE Capital and GMAC CMC under any of the Operative Documents, (y) the acceptance by GE Capital and GMAC CMC of any course of conduct by Aladdin Gaming, the Completion Guarantors or any other Person, or (z) an agreement by GE Capital and GMAC CMC to amend any of the Operative Documents or waive any of the provisions thereof without a corresponding amendment of the Senior Credit Agreement or waiver from the Administrative Agent on behalf of the Lenders, as the case may be. Aladdin Gaming further agrees that GE Capital and GMAC CMC reserve all rights, remedies and options under the Operative Documents to require Aladdin Gaming to satisfy in all respects the conditions relating to each Funding and perform all of its obligations under the Operative Documents which are then due and owing or are susceptible of performance, as the case may be.


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                  Section 5.9.  SCHEDULES.  Annexed to this Amendment are the following:

                  Schedule A        Specified Property and the Gaming Equipment
                                    to be Funded by the Financing Parties

                  Schedule B        Certificates of Occupancy for Zones

                  Schedule C        Schedule of Contracts and Continuation
                                    Agreements

         IN WITNESS WHEREOF, this Agreement of Amendment No. 3 has been duly executed as of the date first above written.

ALADDIN GAMING, LLC                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                       FOR ITSELF AND AS AGENT FOR CERTAIN
                                       PARTICIPANTS


By: /s/ THOMAS A. LETTERO              By:  /s/ TIMOTHY S. SHANAHAN
   -------------------------------         ------------------------------
Name:  Thomas A. Lettero               Name:  Timothy S. Shanahan
Title: Senior Vice President           Title:  Vice President
       and Chief Financial Officer


                                       GMAC COMMERCIAL MORTGAGE
                                       CORPORATION

                                       By:  /s/ JOHN S. WRIGHT
                                           ------------------------------
                                       Name: John S. Wright
                                       Title: Senior Vice President


PURSUANT TO SECTION 5.1(c) OF THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF JUNE 30, 1998, BY AND AMONG THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, AND ALADDIN GAMING, LLC, THE UNDERSIGNED CONSENTS TO THE EXECUTION OF THE FOREGOING AMENDMENT BY ALADDIN GAMING, LLC.


                                       THE  BANK OF NOVA SCOTIA,
                                       as Administrative Agent


                                       By:  /s/ ALAN PENDERGAST
                                           ------------------------------
                                       Name: Alan Pendergast
                                       Title: Managing Director

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                                   SCHEDULE A

                   Specified Property and the Gaming Equipment
                      to be Funded by the Financing Parties











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                                   SCHEDULE B

                       Certificates of Occupancy for Zones










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                                   SCHEDULE C
                Schedule of Contracts and Continuation Agreements


         (a) "Contract for Construction for a Guaranteed Maximum Price," dated February 18, 2000, between Aladdin Gaming, LLC and George M. Raymond Co.

         (b) "Contract for Construction for a Guaranteed Maximum Price," dated February 7, 2000, between Aladdin Gaming, LLC and Valley Crest Landscaping, Inc.

         (c) "Contract for Construction for a Guaranteed Maximum Price," dated January 24, 2000, between Aladdin Gaming, LLC and Korte-Bellew & Associates Construction Co.

         (d) "Contract Agreement," dated January 26, 2000 between Aladdin Gaming, LLC and Dynalectric Company of Nevada

         (e) "Contract for Construction for a Guaranteed Maximum Price," dated February 7, 2000, between Aladdin Gaming, LLC and Taylor International Corp.





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